UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2024

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 18, 2024, the Company held its 2024 Annual Meeting of Shareholders (“2024 Annual Meeting”) for the purposes of: (1) electing four Class II directors to serve for terms of three years to expire at the Annual Meeting of Shareholders to be held in 2027; (2) considering and voting upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and (3) considering and voting upon a proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. As of the close of business on March 5, 2024, the record date for the 2024 Annual Meeting, 37,545,864 common shares were outstanding and entitled to vote. At the Annual Meeting, 28,908,480 or approximately 77.00%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 6,356,143 broker non-votes. The results of the voting at the 2024 Annual Meeting are as follows:

Proposal 1: The Company’s shareholders elected the following nominees for director to serve a three-year term ending at the 2027 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Z. Paull	21,589,217	963,120	6,356,143
Gina A. Richardson	21,539,653	1,012,684	6,356,143
Andre Thornton	18,360,236	4,192,101	6,356,143
Nicholas Varischetti	18,309,090	4,242,967	6,356,143

Proposal 2: The Company’s shareholders approved an advisory vote on the 2023 compensation paid to the Company’s named executive officers, with 84.47% of shares voted being cast in favor of the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,049,649	2,778,583	724,106	6,356,143

Proposal 3: The Company’s shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,419,736	223,696	265,048	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 19, 2024